                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      James S. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                          TITLE                             DATE
---------                          -----                             ----

/s/ James S. Tisch         Chief Executive Officer             February 15, 2005
------------------         & Chairman of the Board
James S. Tisch

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                             TITLE                          DATE
---------                             -----                          ----

/s/ Lawrence R. Dickerson      Director, President and         February 15, 2005
-------------------------      Chief Operating Officer
Lawrence R. Dickerson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                             TITLE                          DATE
---------                             -----                          ----

/s/ Gary T. Krenek             Vice President and              February 15, 2005
-------------------            Chief Financial Officer
Gary T. Krenek

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Beth G. Gordon hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for her and in her name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                TITLE                      DATE
---------                                -----                      ----

/s/ Beth G. Gordon                     Controller              February 15, 2005
-------------------
Beth G. Gordon

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Alan R. Batkin hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                               TITLE                       DATE
---------                               -----                       ----

/s/ Alan R. Batkin                     Director                February 15, 2005
------------------
Alan R. Batkin

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Charles L. Fabrikant hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                               TITLE                       DATE
---------                               -----                       ----

/s/ Charles L. Fabrikant               Director                February 15, 2005
------------------------
Charles L. Fabrikant

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Paul G. Gaffney II hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for her and in her name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                               TITLE                       DATE
---------                               -----                       ----

/s/ Paul G. Gaffney II                 Director               February 15, 2005
----------------------
Paul G. Gaffney II

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Herbert C. Hofmann hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                               TITLE                        DATE
---------                               -----                        ----

/s/ Herbert C. Hofmann                 Director                February 15, 2005
----------------------
Herbert C. Hofmann

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Arthur L. Rebell hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                               TITLE                        DATE
---------                               -----                        ----

/s/ Arthur L. Rebell                   Director                February 15, 2005
---------------------
Arthur L. Rebell

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Raymond S. Troubh hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                               TITLE                        DATE
---------                               -----                        ----

/s/ Raymond S. Troubh                  Director                February 15, 2005
---------------------
Raymond S. Troubh